Exhibit 10.2
SHORELINE COMMUNICATIONS, INC
1997 STOCK OPTION PLAN
(Amended on October 2, 2002)
     1. Establishment, Purpose and Term of Plan
          1.1 Establishment. The Shoreline Communications, Inc. 1997 Stock Option Plan (the “Plan”) was established and became effective on January 28, 1997 (the “Effective Date”).
          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.
          1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.
     2. Definitions and Construction.
          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
               (a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).
               (b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
               (c) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
               (d) “Company” means Shoreline Communications, Inc., a California corporation, or any successor corporation thereto.
Exhibit 10.2 — 1997 Stock Plan

               (e) “Consultant” means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.
               (f) “Director” means a member of the Board or of the board of directors of any other Participating Company.
               (g) “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.
               (h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               (i) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:
                    (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.
                    (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.
               (j) “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
               (k) “Insider” means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
               (l) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.
               (m) “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
Exhibit 10.2 — 1997 Stock Plan

               (n) “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.
               (o) “Optionee” means a person who has been granted one or more Options.
               (p) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
               (q) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.
               (r) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.
               (s) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
               (t) “Stock” means the common stock, without par value, of the Company, as adjusted from time to time in accordance with Section 4.2.
               (u) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
               (v) “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.
          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     3. Administration.
          3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.
Exhibit 10.2 — 1997 Stock Plan

          3.2 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
          3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:
               (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;
               (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;
               (c) to determine the Fair Market Value of shares of Stock or other property;
               (d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee’s termination of employment or service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;
               (e) to approve one or more forms of Option Agreement;
               (f) to amend, modify, extend, or renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;
               (g) to amend the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of employment or service with the Participating Company Group;
               (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and
               (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take
Exhibit 10.2 — 1997 Stock Plan

such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.
     4. Shares Subject to Plan.
          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Fifty-Four Million Seven Hundred Twenty-One Thousand, Two Hundred and Two (54,721,202) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled, or if shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.
          4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.
     5. Eligibility and Option Limitations.
          5.1 Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option.
          5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.
Exhibit 10.2 — 1997 Stock Plan

          5.3 Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having an aggregate Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.
     6. Terms and Conditions of Options. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          6.1 Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
          6.2 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences service with a Participating Company.
Exhibit 10.2 — 1997 Stock Plan

          6.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by the Optionee’s promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
               (b) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.
               (c) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.
               (d) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.
          6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as
Exhibit 10.2 — 1997 Stock Plan

determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.
          6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board, in its sole discretion, at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
     7. Standard Forms of Option Agreement.
          7.1 Incentive Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an “Incentive Stock Option” shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.
          7.2 Nonstatutory Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a “Nonstatutory Stock Option” shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.
          7.3 Standard Term of Options. Except as otherwise provided in Section 6.2 or by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.
          7.4 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.
Exhibit 10.2 — 1997 Stock Plan

     8. Transfer of Control.
          8.1 Definitions.
               (a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:
                    (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;
                    (ii) a merger or consolidation in which the Company is a party;
                    (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or
                    (iv) a liquidation or dissolution of the Company.
               (b) A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s) ”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
          8.2 Effect of Transfer of Control on Options. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. For purposes of this Section 8.2, an Option shall be deemed assumed if, following the Transfer of Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Transfer of Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Transfer of Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the
Exhibit 10.2 — 1997 Stock Plan

Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.
     9. Provision of Information. At least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.
     10. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.
     11. Transfer of Company’s Rights. In the event any Participating Company assigns, other than by operation of law, to a third person, other than another Participating Company, any of the Participating Company’s rights to repurchase any shares of Stock acquired upon the exercise of an Option, the assignee shall pay to the assigning Participating Company the value of such right as determined by the Company in the Company’s sole discretion. Such consideration shall be paid in cash. In the event such repurchase right is exercisable at the time of such assignment, the value of such right shall be not less than the Fair Market Value of the shares of Stock which may be repurchased under such right (as determined by the Company) minus the repurchase price of such shares. The requirements of this Section 11 regarding the minimum consideration to be received by the assigning Participating Company shall not inure to the benefit of the Optionee whose shares of Stock are being repurchased. Failure of a Participating Company to comply with the provisions of this Section 11 shall not constitute a defense or otherwise prevent the exercise of the repurchase right by the assignee of such right.
     12. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel
Exhibit 10.2 — 1997 Stock Plan

selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
     13. Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.
     14. Shareholder Approval. The Plan or any increase in the maximum number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Maximum Shares”) shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to shareholder approval of the Plan or in excess of the Maximum Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Maximum Shares, as the case may be.
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Exhibit 10.2 — 1997 Stock Plan

SHORETEL, INC.
1997 STOCK OPTION PLAN
IMMEDIATELY EXERCISABLE
INCENTIVE STOCK OPTION AGREEMENT
(Form B — Executives Only, Exercisable Subject to $100,000 Annual Limit)

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
SHORETEL, INC.
IMMEDIATELY EXERCISABLE
INCENTIVE STOCK OPTION AGREEMENT
(including Notice of Stock Option Grant)
     THIS IMMEDIATELY EXERCISABLE INCENTIVE STOCK OPTION AGREEMENT (the “Option Agreement”) is made and entered into as of «Date_of_Grant», by and between ShoreTel, Inc., a California corporation, and «Name» (the “Optionee”).
     The Company has granted to the Optionee pursuant to the ShoreTel, Inc. 1997 Stock Option Plan (the “Plan”) an option to purchase certain shares of the common stock of the Company (the “Stock”), upon the terms and conditions set forth in this Option Agreement (the “Option”). The Option shall in all respects be subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference.
     1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:
          (a) “Date of Option Grant” means «Date_of_Grant».
          (b) “Number of Option Shares” means «Number_of_Shares» shares of Stock, as adjusted from time to time pursuant to Section 9.

          (c) “Exercise Price” means $«price_per_share» per share of Stock, as adjusted from time to time pursuant to Section 9.
          (d) “Initial Exercise Date” means the Date of Option Grant.
          (e) “Initial Vesting Date” means the date occurring Twelve (12) months after (check one):
          ___the Date of Option Grant.
          ___«Commencement_Date»
          (f) “Vested Ratio” means, on any relevant date, the ratio determined as follows:

Vested Ratio
Prior to Initial Vesting Date	0

On Initial Vesting Date, provided the Optionee’s Service has not terminated prior to such date	1/4

Plus

For each full month of the Optionee’s continuous Service from the Initial Vesting Date until the Vested Ratio equals 1/1, an additional	1/48
          (g) “Option Expiration Date” means the date ten (10) years after the Date of Option Grant.
          (h) “Company” means ShoreTel, Inc., a California corporation, or any successor corporation thereto.
          (i) “Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.
          (j) “Securities Act” means the Securities Act of 1933, as amended.
          (k) “Service” means the Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee’s Service shall not be deemed to have terminated merely because of the change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service. Furthermore, the Optionee’s Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee’s Service shall be deemed to have terminated unless the Optionee’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining Optionee’s Vested Ratio. The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Tax Consequences.
          2.1 Tax Status of Option. This Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code and is not intended to be subject to Section 409A of the Code, but the Company does not represent or warrant that this Option qualifies as an Incentive Stock Option, nor does the Company represent or warrant that this Option is not subject to Section 409A of the Code. The Optionee should consult with the Optionee’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Sections 409A and 422 of the Code, including, but not limited to, the Exercise Price and holding period requirements. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of other Incentive Stock Options held by the Optionee (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than One Hundred Thousand Dollars ($100,000), the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option).
          2.2 Election Under Section 83(b) of the Code. If the Optionee exercises this Option to purchase shares of Stock that are both nontransferable and subject to a substantial risk of forfeiture, the Optionee understands that the Optionee should consult with the Optionee’s tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which the Optionee exercises the Option. Shares acquired upon exercise of the Option are nontransferable and subject to a substantial risk of forfeiture if, for example, (a) they are unvested and are subject to a right of the Company to repurchase such shares at the Optionee’s original purchase price if the Optionee’s Service terminates, (b) the Optionee is an Insider and exercises the Option within six (6) months of the Date of Option Grant (if a class of equity security of the Company is registered under Section 12 of the Exchange Act), or (c) the Optionee is subject to a restriction on transfer to comply with “Pooling-of-Interests Accounting” rules. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Optionee. The Optionee acknowledges that the Optionee has been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to the Optionee of the exercise of the Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH THE OPTIONEE PURCHASES SHARES THAT ARE SUBJECT TO A SUBSTANTIAL RISK OF FORFEITURE OR NONTRANSFERABLE. THIS TIME PERIOD CANNOT BE EXTENDED. THE OPTIONEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE OPTIONEE’S SOLE RESPONSIBILITY, EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.
     3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.
     4. Exercise of the Option.
          4.1 Right to Exercise.
          (a) Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee’s agreement that any shares purchased upon exercise are subject to the Company’s repurchase rights set forth in Section 11. Notwithstanding the foregoing, except as set forth in Section 4.1(b), the aggregate Fair Market Value of the shares of Stock with respect to which the Optionee may exercise the Option for the first time during any calendar year, when added to the aggregate Fair Market Value of the shares subject to any other options designated as Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group prior to the Date of Option Grant with respect to which such options are exercisable for the first time during the same calendar year, shall not exceed One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of shares of stock shall be determined as of the time the option with respect to such shares is granted. Such limitation on exercise shall be referred to in this Option Agreement as the “ISO Exercise Limitation.” If Section 422 of the Code is amended to provide for a different limitation from that set forth in this Section 4.1(a), the ISO Exercise Limitation shall be deemed amended effective as of the date required or permitted by such amendment to the Code. The ISO Exercise Limitation shall terminate upon the earlier of (i) the Optionee’s termination of Service, (ii) the day immediately prior to the effective date of a Transfer of Control in which the Option is not assumed or substituted for by the Acquiring Corporation as provided in Section 8, or (iii) the day ten (10) days prior to the Option Expiration Date. Upon such termination of the ISO Exercise Limitation, the Option shall be deemed a Nonstatutory Stock Option to the extent of the number of shares subject to the Option which would otherwise exceed the ISO Exercise Limitation.

          (b) Notwithstanding any other provision of this Option Agreement, if compliance with the ISO Exercise Limitation as set forth in Section 4.1(a) will result in the exercisability of any Vested Shares (as defined in Section 11.2) being delayed more than thirty (30) days beyond the date such shares become Vested Shares (the “Vesting Date”), the Option shall be deemed to be two (2) options. The first option shall be for the maximum portion of the Number of Option Shares that can comply with the ISO Exercise Limitation without causing the Option to be unexercisable in the aggregate as to Vested Shares on the Vesting Date for such shares. The second option, which shall not be treated as an Incentive Stock Option as described in Section 422(b) of the Code, shall be for the balance of the Number of Option Shares; that is, those such shares which, on the respective Vesting Date for such shares, would be unexercisable if included in the first option and thereby made subject to the ISO Exercise Limitation. Shares treated as subject to the second option shall be exercisable on the same terms and at the same time as set forth in this Option Agreement; provided, however, that (i) the second sentence of Section 4.1(a) shall not apply to the second option and (ii) each such share shall become a Vested Share on the Vesting Date on which such share must first be allocated to the second option pursuant to the preceding sentence. Unless the Optionee specifically elects to the contrary in the Optionee’s written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised.
          4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and (ii) an executed copy, if required, herein, of the then current forms of escrow and security agreement referenced below. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreements.
          4.3 Payment of Exercise Price.
          (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price of the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.
          (b) Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.
          (c) Cashless Exercise. A “Cashless Exercise” means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to decline to approve or terminate any such program or procedure.
          4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.
          4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.
          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.

Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.
     5. Nontransferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee’s legal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.
     6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee’s Service as described in Section 7, or (c) a Transfer of Control to the extent provided in Section 8.
     7. Effect of Termination of Service.
          7.1 Option Exercisability.
          (a) Disability. If the Optionee’s Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative at any time prior to the expiration of six (6) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date. (NOTE: If the Option is exercised more than three (3) months after the date on which the Optionee’s Service as an Employee terminated as a result of a Disability other than a permanent and total disability as defined in Section 22(e)(3) of the Code, the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)
          (b) Death. If the Optionee’s Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of six (6) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

The Optionee’s Service shall be deemed to have terminated on account of the death if the Optionee dies within thirty (30) days after the Optionee’s termination of Service.
              (c) Other Termination of Service. If the Optionee’s Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within thirty (30) days (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.
          7.2 Additional Limitations on Option Exercise. Notwithstanding the provisions of Section 7.1, the Option may not be exercised after the Optionee’s termination of Service to the extent that the shares to be acquired upon exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in Section 11.
          7.3 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee’s own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.
          7.4 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee’s own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.
     8. Transfer of Control.
          8.1 Definitions.
          (a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:
                    (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;
                    (ii) a merger or consolidation in which the Company is a party;

               (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or
               (iv) a liquidation or dissolution of the Company.
                (b) A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
          8.2 Effect of Transfer of Control on Option. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation’s stock. For purposes of this Section 8.2, the Option shall be deemed assumed if, following the Transfer of Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Transfer of Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Transfer of Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.
     9. Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.
     10. Rights as a Shareholder, Employee or Consultant. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee’s employment is “at will” and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee, whether an Employee or Consultant, any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee’s Service as an Employee or Consultant, as the case may be, at any time.
     11. Unvested Share Repurchase Option.
          11.1 Grant of Unvested Share Repurchase Option. In the event the Optionee’s Service with the Participating Company Group is terminated for any reason or no reason, with or without cause, or if the Optionee, the Optionee’s legal representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event) any shares acquired upon exercise of the Option which exceed the Vested Shares as defined in Section 11.2 below (the “Unvested Shares”), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this Section 11 (the “Unvested Share Repurchase Option”).
          11.2 Vested Shares and Unvested Shares Defined. The “Vested Shares” shall mean, on any given date, a number of shares of Stock equal to the Number of Option Shares multiplied by the Vested Ratio determined as of such date and rounded down to the nearest whole share. On such given date, the “Unvested Shares” shall mean the number of shares of Stock acquired upon exercise of the Option which exceed the Vested Shares determined as of such date.
          11.3 Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60)

days after (a) termination of the Optionee’s Service (or exercise of the Option, if later) or (b) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.
          11.4 Payment for Shares and Return of Shares to Company. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee’s original cost per share, as adjusted pursuant to Section 9 (the “Repurchase Price”). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of the written notice to the Optionee of the Company’s exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.
          11.5 Assignment of Unvested Share Repurchase Option. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.
          11.6 Ownership Change Event. Upon the occurrence of an Ownership Change Event, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee’s ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms “Stock” and “Unvested Shares” for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event. While the aggregate Repurchase Price shall remain the same after such Ownership Change Event, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change Event shall be adjusted as appropriate. For purposes of determining the Vested Ratio following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
     12. Escrow.
          12.1 Establishment of Escrow. To ensure that shares subject to the Unvested Share Repurchase Option will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. Upon the occurrence of an Ownership Change Event or a change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee’s ownership of shares of Stock acquired upon exercise of the Option that remain, following such Ownership Change Event or change described in Section 9, subject to the Unvested Share Repurchase Option or any security interest held by the Company shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.
          12.2 Delivery of Shares to Optionee. As soon as practicable after the expiration of the Unvested Share Repurchase Option, but not more frequently than twice each calendar year, the escrow agent shall deliver to the Optionee the shares and any other property no longer subject to such restrictions.
          12.3 Notices and Payments. In the event the shares and any other property held in escrow are subject to the Company’s exercise of the Unvested Share Repurchase Option the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.
     13. Stock Distributions Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee’s ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and any security interest held by the Company with the same force and effect as the shares subject to the Unvested Share Repurchase Option and such security interest immediately before such event.
     14. Notice of Sales Upon Disqualifying Disposition. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and shall provide the Company with a description of the terms and circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

     15. Legends. The Company may at any time place legends referencing the Unvested Share Repurchase Option and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
          15.1 “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
          15.2 Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.
          15.3 “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
          15.4 “THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO THE TERMINATION OF THE REPURCHASE RIGHT OF THE COMPANY. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”
     16. Public Offering. The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Optionee shall be subject to this Section provided and only if the officers and directors of the Company are also subject to similar arrangements.
     17. Restrictions on Transfer of Shares. No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement and, except pursuant to an Ownership Change Event, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.
     18. Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.
     19. Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Transfer of Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.
     20. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature or at such other address as such party may designate in writing from time to time to the other party.
     21. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     22. Sections 409A and 422 Release and Reimbursement Agreement. Unless expressly determined otherwise by the Committee or Board, this Option is intended to be compliant with Sections 409A and 422 of the Code, including, without limitation, the Exercise Price underlying this Option being set at not less than 100% of the Fair Market Value at the Date of Grant of this Option. Optionee acknowledges that, if the Exercise Price is less than the Fair Market Value as of the Date of Grant of this Option, then Optionee may have significant tax liabilities with respect to this Option. Optionee further acknowledges that, at any time hereafter, it may be determined by the Committee, a court of law, the Internal Revenue Service or other governmental entity that this Option is subject to Section 409A of the Code and not subject to Section 422 of the Code,, including without limitation because the Exercise Price underlying this Option is less than the Fair Market Value as of the Date of Grant of this Option (a “Determination”). Optionee expressly agrees, by accepting this Option and in partial consideration for the grant of this Option to Optionee, as follows:
          22.1 Optionee hereby irrevocably waives and releases any and all claims or causes of action that Optionee may have against the Participating Company Group, its agents, officers, stockholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors and assigns, for any damages, injury or loss arising out of, related to or connected with such a Determination or otherwise under Sections 409A and 422 of the Code, including without limitation with respect to taxes, interest and penalties that may be due from Optionee with respect to this Option under Section 409A of the Code; and
          22.2 Optionee agrees to promptly reimburse the Participating Company Group upon its request, whether by way of a deduction from wages due (if and to the extent permitted by law) or otherwise, as determined by the Participating Company Group in its sole discretion, and regardless of whether or not Optionee is then an employee, for any taxes (together with interest due thereon) paid by the Participating Company Group on Optionee’s behalf in connection with such a Determination.
     23. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

SHORETEL, INC.,
a California corporation

By:

, President and Chief Executive Officer

Address:

960 Stewart Drive
Sunnyvale, California 94085

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in Section 11 and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. The undersigned acknowledges receipt of a copy of the Plan.

OPTIONEE

Date: «Date_of_Grant»

«Name»

Optionee Address:

«Address»

1997 STOCK OPTION PLAN
EXERCISE NOTICE
ShoreTel, Inc.
Attention: Stock Option Administration
     1. Exercise of Option. Effective as of today, «Exercise_date», the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase «Number_of_Shares» shares of the Common Stock (the “Shares”) of ShoreTel, Inc. (the “Company”) under and pursuant to the 1997 Stock Option Plan, as amended (the “Plan”) and the Immediately Exercisable Incentive Stock Option Agreement dated «Date_of_Grant» (the “Option Agreement”).
     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
     3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 4.2 of the Plan.
          Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Unvested Share Repurchase Option pursuant to the Option Agreement. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
     4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.
     5. Restrictive Legends and Stop-Transfer Orders.
          a. Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws or as the Company may otherwise determine:
                    (i) “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
                    (ii) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.
                    (iii) If applicable: “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
                    (iv) If applicable: “THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO THE TERMINATION OF THE REPURCHASE RIGHT OF THE COMPANY. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”
          b. Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          c. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.
     7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.
     8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
     9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
     10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.
     11. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.
     12. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement (including without limitation the Unvested Share Repurchase Option of Sec. 11 thereof), and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:	Accepted by:

OPTIONEE:	SHORETEL, INC.

By:

«Name»	, President and
Address: «Address»	Chief Executive Officer

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	«Name»

COMPANY	:	SHORETEL, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:	$«Total_price» «number_of_shares» Shares

DATE	:	«Exercise_date»
In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:
          (a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.
          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.
          (d) In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
          (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.
          (f) Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner’s Rules with respect to such restriction, a copy of which is attached.

Signature of Optionee:

«Name»
Date: «Exercise_date»

ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED I,                     , hereby sell, assign and transfer unto                      (                    ) shares of the Common Stock of ShoreTel, Inc. standing in my name of the books of said corporation represented by Certificate No.                      herewith and do hereby irrevocably constitute and appoint                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
     This Stock Assignment may be used only in accordance with the Joint Escrow Instructions between                      and the undersigned dated                     ,                     .
Dated:                     ,
Signature:
INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

JOINT ESCROW INSTRUCTIONS
«Exercise_date»
ShoreTel, Inc.
Corporate Secretary
960 Stewart Drive
Sunnyvale, California 94085
Dear Corporate Secretary:
     As Escrow Agent for both ShoreTel, Inc. (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Immediately Exercisable Incentive Stock Option Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:
     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in Section 11 of the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.
     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.
     4. If the Company has not otherwise directed you to hold all certificates, then: (A) upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option; and (B) within 120 days after cessation of Purchaser’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.
     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.
     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.
     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	ShoreTel, Inc.
960 Stewart Drive
Sunnyvale, CA 94085

PURCHASER:	«Name»
«Address»

ESCROW AGENT:	ShoreTel, Inc.
Corporate Secretary
960 Stewart Drive
Sunnyvale, California 94085
     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

ShoreTel, Inc.

By:
, President and Chief Executive Officer

Purchaser:

«Name»

Escrow Agent:

(Signature)

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

	TAXPAYER:	SPOUSE:
NAME:	«Name»
ADDRESS:	«Address»
IDENTIFICATION NO.:
TAXABLE YEAR:
2.	The property with respect to which the election is made is described as follows: «number_of_shares» shares (the “Shares”) of the Common Stock of ShoreTel, Inc. (the “Company”).

3.	The date on which the property was transferred is: «Exercise_date»

4.	The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $«Total_price»

6.	The amount (if any) paid for such property is: $«Total_price»
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ,	«Name»
The undersigned spouse of taxpayer joins in this election.

Dated: ,	Spouse of Taxpayer Signature

SHORETEL, INC.
1997 STOCK OPTION PLAN
STOCK OPTION AGREEMENT
     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.
I. NOTICE OF STOCK OPTION GRANT
     «Name»
     «Address»
     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:		«Date_of_Grant»

Vesting Commencement Date:		«Commencement_Date»

Exercise Price per Share:		$«price_per_share»

Total Number of Shares Granted:		«number_of_shares»

Total Exercise Price:		$«total_price»

Type of Option:	☑	Incentive Stock Option

	☐	Nonstatutory Stock Option

Term/Expiration Date:		«Expiration_Date»
Vesting Schedule:
     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:
     25% of the Stock subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Stock subject to the Option shall vest each month thereafter, subject to Optionee’s continuing to be an Employee, Director or Consultant (a “Service Provider”) on such dates.

     Termination Period:
     This Option shall be exercisable for three months after Optionee ceases to be a Service Provider. Upon Optionee’s death or Disability (defined in Paragraph 2(d) below), this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.
II. AGREEMENT
     1. Grant of Option. The Board hereby grants to the Optionee named in the Notice of Stock Option Grant (the “Optionee”), an option (the “Option”) to purchase the number of shares of Stock set forth in the Notice of Stock Option Grant, at the exercise price per share of Stock set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.
     If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).
     2. Exercise of Option.
          (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement. Except in the case of Options granted to (i) a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and requirements promulgated thereunder (an “Officer”), (ii) Directors and (iii) Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Board provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a share of Stock.
          (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of shares of Stock with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Stock. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the shares of Stock with respect to which the Option is exercised. Stock issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Stock is issued (as evidenced by the appropriate entry on the books of the Company or of a dully authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Stock promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock is issued, except as provided in the Plan.
     No Stock shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan (“Applicable Law”). Assuming such compliance, for income tax purposes the Stock shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Stock.
          (c) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in Section I of this Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Stock covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Board, the Option shall terminate, and the Stock covered by such Option shall revert to the Plan.
          (d) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s total and permanent disability as defined in Section 22(e)(3) of the Code (“Disability”), the Optionee may exercise his or her Option within such period of time as is specified in Section I of the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Stock covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Stock Option shall terminate, and the Stock covered by such Option shall revert to the Plan.
          (e) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in Section I of this Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Stock covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Stock covered by such Option shall revert to the Plan.

          (f) Buy out Provisions. The Board may at any time offer to buy out for a payment in cash or Stock, an Option previously granted, based on such terms and conditions as the Board shall establish and communicate to the Optionee at the time that such offer is made.
     3. Optionee’s Representations. In the event the Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.
     4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Stock or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
     5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
          (a) cash or check;
          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
          (c) surrender of other Stock which, (i) in the case of Stock acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised Stock.
     6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Stock upon such exercise or the method of payment of consideration for such shares would constitute a violation of any requirements relating to the administration of stock option plans under Applicable Law.
     7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.
     9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Stock. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE STOCK.
          (a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Stock on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.
          (b) Exercise of NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Stock on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Stock if such withholding amounts are not delivered at the time of exercise.
          (c) Disposition of Stock. In the case of an NSO, if Stock is held for at least one year, any gain realized on disposition of the Stock will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Stock transferred pursuant to the Option is held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Stock will also be treated as long-term capital gain for federal income tax purposes. If Stock purchased under an ISO is disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Stock on the date of exercise, or (2) the sale price of the Stock. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Stock was held.
          (d) Notice of Disqualifying Disposition of ISO Stock. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Stock acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.
     10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the same meaning as used in the Plan. The

Plan and this Option Agreement (including all exhibits attached hereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.
     11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING STOCK HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
     12. Sections 409A and 422 Release and Reimbursement Agreement. Unless expressly determined otherwise by the Committee or Board, this Option is intended to be compliant with Sections 409A and 422 of the Code, including, without limitation, the Exercise Price per Share underlying this Option being set at not less than 100% of the Fair Market Value of such Share at the Date of Grant of this Option. Optionee acknowledges that, if the Exercise Price per Share is less than the Fair Market Value of such Share as of the Date of Grant of this Option, then Optionee may have significant tax liabilities with respect to this Option. Optionee further acknowledges that, at any time hereafter, it may be determined by the Committee, a court of law, the Internal Revenue Service or other governmental entity that this Option is subject to Section 409A of the Code, and not subject to Section 422 of the Code, including without limitation because the Exercise Price per Share underlying this Option is less than the Fair Market Value of such Share as of the Date of Grant of this Option (a “Determination”). Optionee expressly agrees, by accepting this Option and in partial consideration for the grant of this Option to Optionee, as follows:
          (a) Optionee hereby irrevocably waives and releases any and all claims or causes of action that Optionee may have against the Participating Company Group, its agents, officers, stockholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors and assigns, for any damages, injury or loss arising out of, related to or connected with such a Determination or otherwise under Sections 409A and 422 of the Code, including without limitation with respect to taxes, interest and penalties that may be due from Optionee with respect to this Option under Section 409A of the Code; and
          (b) Optionee agrees to promptly reimburse the Participating Company Group upon its request, whether by way of a deduction from wages due (if and to the extent permitted by law) or otherwise, as determined by the Participating Company Group in its sole discretion, and regardless of whether or not Optionee is then an employee, for any taxes (together with interest due thereon) paid by the Participating Company Group on Optionee’s behalf in connection with such a Determination.
     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	SHORETEL, INC.

By:

«Name»

President and Chief Executive Officer
«Address»

SHORETEL, INC.
1997 STOCK OPTION PLAN
IMMEDIATELY EXERCISABLE
INCENTIVE STOCK OPTION AGREEMENT
(Form A — Executives Only, Fully Exercisable)

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN
QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF
CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR
RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH
QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM
QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA
CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE
EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS
THE SALE IS SO EXEMPT.
THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
SHORETEL, INC.
IMMEDIATELY EXERCISABLE
INCENTIVE STOCK OPTION AGREEMENT
(including Notice of Stock Option Grant)
     THIS IMMEDIATELY EXERCISABLE INCENTIVE STOCK OPTION AGREEMENT (the “Option Agreement”) is made and entered into as of «Date_of_Grant», by and between ShoreTel, Inc., a California corporation, and «Name» (the “Optionee”).
     The Company has granted to the Optionee pursuant to the ShoreTel, Inc. 1997 Stock Option Plan (the “Plan”) an option to purchase certain shares of the common stock of the Company (the “Stock”), upon the terms and conditions set forth in this Option Agreement (the “Option”). The Option shall in all respects be subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference.
     1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:
               (a) “Date of Option Grant” means «Date_of_Grant».
               (b) “Number of Option Shares” means «Number_of_Shares» shares of Stock, as adjusted from time to time pursuant to Section 9.

               (c) “Exercise Price” means $«price_per_share» per share of Stock, as adjusted from time to time pursuant to Section 9.
               (d) “Initial Exercise Date” means the Date of Option Grant.
               (e) “Initial Vesting Date” means the date occurring Twelve (12) months after (check one):
                         ___      the Date of Option Grant.
                         ___     «Commencement_Date»
               (f) “Vested Ratio” means, on any relevant date, the ratio determined as follows:

Vested Ratio

Prior to Initial Vesting Date	0

On Initial Vesting Date, provided the Optionee’s Service has not terminated prior to such date	1/4

Plus

For each full month of the Optionee’s continuous Service from the Initial Vesting Date until the Vested Ratio equals 1/1, an additional	1/48
               (g) “Option Expiration Date” means the date ten (10) years after the Date of Option Grant.
               (h) “Company” means ShoreTel, Inc., a California corporation, or any successor corporation thereto.
               (i) “Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.
               (j) “Securities Act” means the Securities Act of 1933, as amended.
               (k) “Service” means the Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee’s Service shall not be deemed to have terminated merely because of the change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service. Furthermore, the Optionee’s Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee’s Service shall be deemed to have terminated unless the Optionee’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining Optionee’s Vested Ratio. The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Tax Consequences.
          2.1 Tax Status of Option. This Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code and is not intended to be subject to Section 409A of the Code, but the Company does not represent or warrant that this Option qualifies as an Incentive Stock Option, nor does the Company represent or warrant that this Option is not subject to Section 409A of the Code. The Optionee should consult with the Optionee’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Sections 409A and 422 of the Code, including, but not limited to, the Exercise Price and holding period requirements. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of other Incentive Stock Options held by the Optionee (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than One Hundred Thousand Dollars ($100,000), the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option).
          2.2 Election Under Section 83(b) of the Code. If the Optionee exercises this Option to purchase shares of Stock that are both nontransferable and subject to a substantial risk of forfeiture, the Optionee understands that the Optionee should consult with the Optionee’s tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which the Optionee exercises the Option. Shares acquired upon exercise of the Option are nontransferable and subject to a substantial risk of forfeiture if, for example, (a) they are unvested and are subject to a right of the Company to repurchase such shares at the Optionee’s original purchase price if the Optionee’s Service terminates, (b) the Optionee is an Insider and exercises the Option within six (6) months of the Date of Option Grant (if a class of equity security of the Company is registered under Section 12 of the Exchange Act), or (c) the Optionee is subject to a restriction on transfer to comply with “Pooling-of-Interests Accounting” rules. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Optionee. The Optionee acknowledges that the Optionee has been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to the Optionee of the exercise of the Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH THE OPTIONEE PURCHASES SHARES THAT ARE SUBJECT TO A SUBSTANTIAL RISK OF FORFEITURE OR NONTRANSFERABLE. THIS TIME PERIOD CANNOT BE EXTENDED. THE OPTIONEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE OPTIONEE’S SOLE RESPONSIBILITY, EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.
     3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.
     4. Exercise of the Option.
          4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee’s agreement that any shares purchased upon exercise are subject to the Company’s repurchase rights set forth in Section 11.
          4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and (ii) an executed copy, if required, herein, of the then current forms of escrow and security agreement referenced below. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreements.
          4.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price of the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.
               (b) Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.
               (c) Cashless Exercise. A “Cashless Exercise” means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to decline to approve or terminate any such program or procedure.
          4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.
          4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.
          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.
     5. Nontransferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee’s legal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.
     6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee’s Service as described in Section 7, or (c) a Transfer of Control to the extent provided in Section 8.
     7. Effect of Termination of Service.
          7.1 Option Exercisability.
               (a) Disability. If the Optionee’s Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative at any time prior to the expiration of six (6) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date. (NOTE: If the Option is exercised more than three (3) months after the date on which the Optionee’s Service as an Employee terminated as a result of a Disability other than a permanent and total disability as defined in Section 22(e)(3) of the Code, the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

               (b) Death. If the Optionee’s Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of six (6) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date. The Optionee’s Service shall be deemed to have terminated on account of the death if the Optionee dies within thirty (30) days after the Optionee’s termination of Service.
               (c) Other Termination of Service. If the Optionee’s Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within thirty (30) days (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.
               7.2 Additional Limitations on Option Exercise. Notwithstanding the provisions of Section 7.1, the Option may not be exercised after the Optionee’s termination of Service to the extent that the shares to be acquired upon exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in Section 11.
               7.3 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee’s own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.
               7.4 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee’s own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.
     8. Transfer of Control.
          8.1 Definitions.
               (a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:

               (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;
               (ii) a merger or consolidation in which the Company is a party;
               (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or
               (iv) a liquidation or dissolution of the Company.
          (b) A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
     8.2 Effect of Transfer of Control on Option. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation’s stock. For purposes of this Section 8.2, the Option shall be deemed assumed if, following the Transfer of Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Transfer of Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Transfer of Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.
     9. Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.
     10. Rights as a Shareholder, Employee or Consultant. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee’s employment is “at will” and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee, whether an Employee or Consultant, any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee’s Service as an Employee or Consultant, as the case may be, at any time.
     11. Unvested Share Repurchase Option.
          11.1 Grant of Unvested Share Repurchase Option. In the event the Optionee’s Service with the Participating Company Group is terminated for any reason or no reason, with or without cause, or if the Optionee, the Optionee’s legal representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event) any shares acquired upon exercise of the Option which exceed the Vested Shares as defined in Section 11.2 below (the “Unvested Shares”), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this Section 11 (the “Unvested Share Repurchase Option”).
          11.2 Vested Shares and Unvested Shares Defined. The “Vested Shares” shall mean, on any given date, a number of shares of Stock equal to the Number of Option Shares multiplied by the Vested Ratio determined as of such date and rounded down to the nearest whole share. On such given date, the “Unvested Shares” shall mean the number of shares of Stock acquired upon exercise of the Option which exceed the Vested Shares determined as of such date.
          11.3 Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (a) termination of the Optionee’s Service (or exercise of the Option, if later) or (b) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.
          11.4 Payment for Shares and Return of Shares to Company. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee’s original cost per share, as adjusted pursuant to Section 9 (the “Repurchase Price”). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of the written notice to the Optionee of the Company’s exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.
          11.5 Assignment of Unvested Share Repurchase Option. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.
          11.6 Ownership Change Event. Upon the occurrence of an Ownership Change Event, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee’s ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms “Stock” and “Unvested Shares” for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event. While the aggregate Repurchase Price shall remain the same after such Ownership Change Event, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change Event shall be adjusted as appropriate. For purposes of determining the Vested Ratio following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
     12. Escrow.
          12.1 Establishment of Escrow. To ensure that shares subject to the Unvested Share Repurchase Option will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. Upon the occurrence of an Ownership Change Event or a change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee’s ownership of shares of Stock acquired upon exercise of the Option that remain, following such Ownership Change Event or change described in Section 9, subject to the Unvested Share Repurchase Option or any security interest held by the Company shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.
          12.2 Delivery of Shares to Optionee. As soon as practicable after the expiration of the Unvested Share Repurchase Option, but not more frequently than twice each calendar year, the escrow agent shall deliver to the Optionee the shares and any other property no longer subject to such restrictions.
          12.3 Notices and Payments. In the event the shares and any other property held in escrow are subject to the Company’s exercise of the Unvested Share Repurchase Option the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.
     13. Stock Distributions Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee’s ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and any security interest held by the Company with the same force and effect as the shares subject to the Unvested Share Repurchase Option and such security interest immediately before such event.
     14. Notice of Sales Upon Disqualifying Disposition. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and shall provide the Company with a description of the terms and circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.
     15. Legends. The Company may at any time place legends referencing the Unvested Share Repurchase Option and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
          15.1 “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
          15.2 Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.
          15.3 “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
          15.4 “THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO THE TERMINATION OF THE REPURCHASE RIGHT OF THE COMPANY. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”

     16. Public Offering. The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Optionee shall be subject to this Section provided and only if the officers and directors of the Company are also subject to similar arrangements.
     17. Restrictions on Transfer of Shares. No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement and, except pursuant to an Ownership Change Event, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.
     18. Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.
     19. Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Transfer of Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.
     20. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature or at such other address as such party may designate in writing from time to time to the other party.
     21. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.
     22. Sections 409A and 422 Release and Reimbursement Agreement. Unless expressly determined otherwise by the Committee or Board, this Option is intended to be compliant with Sections 409A and 422 of the Code, including, without limitation, the Exercise Price underlying this Option being set at not less than 100% of the Fair Market Value at the Date of Grant of this Option. Optionee acknowledges that, if the Exercise Price is less than the Fair Market Value as of the Date of Grant of this Option, then Optionee may have significant tax liabilities with respect to this Option. Optionee further acknowledges that, at any time hereafter, it may be determined by the Committee, a court of law, the Internal Revenue Service or other governmental entity that this Option is subject to Section 409A of the Code and not subject to Section 422 of the Code,, including without limitation because the Exercise Price underlying this Option is less than the Fair Market Value as of the Date of Grant of this Option (a “Determination"). Optionee expressly agrees, by accepting this Option and in partial consideration for the grant of this Option to Optionee, as follows:
          22.1 Optionee hereby irrevocably waives and releases any and all claims or causes of action that Optionee may have against the Participating Company Group, its agents, officers, stockholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors and assigns, for any damages, injury or loss arising out of, related to or connected with such a Determination or otherwise under Sections 409A and 422 of the Code, including without limitation with respect to taxes, interest and penalties that may be due from Optionee with respect to this Option under Section 409A of the Code; and
          22.2 Optionee agrees to promptly reimburse the Participating Company Group upon its request, whether by way of a deduction from wages due (if and to the extent permitted by law) or otherwise, as determined by the Participating Company Group in its sole discretion, and regardless of whether or not Optionee is then an employee, for any taxes (together with interest due thereon) paid by the Participating Company Group on Optionee’s behalf in connection with such a Determination.

     23. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

SHORETEL, INC.,
a California corporation

By:

, President and
Chief Executive Officer

Address:

960 Stewart Drive
Sunnyvale, California 94085

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in Section 11 and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. The undersigned acknowledges receipt of a copy of the Plan.

OPTIONEE
Date: «Date_of_Grant»	«Name»

Optionee Address:

«Address»

1997 STOCK OPTION PLAN
EXERCISE NOTICE
ShoreTel, Inc.
Attention: Stock Option Administration
     1. Exercise of Option. Effective as of today, «Exercise_date», the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase «Number_of_Shares» shares of the Common Stock (the “Shares”) of ShoreTel, Inc. (the “Company”) under and pursuant to the 1997 Stock Option Plan, as amended (the “Plan”) and the Immediately Exercisable Incentive Stock Option Agreement dated «Date_of_Grant» (the “Option Agreement”).
     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
     3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 4.2 of the Plan.
          Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Unvested Share Repurchase Option pursuant to the Option Agreement. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
     4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.
     5. Restrictive Legends and Stop-Transfer Orders.
          a. Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws or as the Company may otherwise determine:
               (i) “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
               (ii) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.
               (iii) If applicable: “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
               (iv) If applicable: “THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO THE TERMINATION OF THE REPURCHASE RIGHT OF THE COMPANY. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”
          b. Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          c. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.
     7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.
     8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
     9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
     10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.
     11. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.
     12. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement (including without limitation the Unvested Share Repurchase Option of Sec. 11 thereof), and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:	Accepted by:

OPTIONEE:	SHORETEL, INC.

By:
«Name»	, President and
Address: «Address»	Chief Executive Officer

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	«Name»

COMPANY	:	SHORETEL, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:	$«Total_price»

«number_of_shares» Shares

DATE	:	«Exercise_date»
In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:
     (a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
     (b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.
     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.
     (d) In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
     (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.
     (f) Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner’s Rules with respect to such restriction, a copy of which is attached.
Signature of Optionee:

«Name»
Date: «Exercise_date»

ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED I,                              , hereby sell, assign and transfer unto                                         (                    )shares of the Common Stock of ShoreTel, Inc. standing in my name of the books of said corporation represented by Certificate No.       herewith and do hereby irrevocably constitute and appoint                     to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
     This Stock Assignment may be used only in accordance with the Joint Escrow Instructions between                                        and the undersigned dated                     ,          .
Dated: _______________, ___
Signature:______________________________
INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

JOINT ESCROW INSTRUCTIONS
«Exercise_date»
ShoreTel, Inc.
Corporate Secretary
960 Stewart Drive
Sunnyvale, California 94085
Dear Corporate Secretary:
     As Escrow Agent for both ShoreTel, Inc. (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Immediately Exercisable Incentive Stock Option Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:
     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in Section 11 of the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.
     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.
     4. If the Company has not otherwise directed you to hold all certificates, then: (A) upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option; and (B) within 120 days after cessation of Purchaser’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.
     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.
     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.
     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	ShoreTel, Inc.
960 Stewart Drive
Sunnyvale, CA 94085

PURCHASER:	«Name»
«Address»

ESCROW AGENT:	ShoreTel, Inc.
Corporate Secretary
960 Stewart Drive
Sunnyvale, California 94085
     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

ShoreTel, Inc.

By:

,President and
Chief Executive Officer

Purchaser:

«Name»

Escrow Agent:

(Signature)

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

	TAXPAYER:	SPOUSE:
NAME:	«Name»
ADDRESS:	«Address»
IDENTIFICATION NO.:
TAXABLE YEAR:
2.	The property with respect to which the election is made is described as follows: «number_of_shares» shares (the “Shares”) of the Common Stock of ShoreTel, Inc. (the “Company”).
3.	The date on which the property was transferred is: «Exercise_date»

4.	The property is subject to the following restrictions:
The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.
5.	The fair market value at the time of transfer, determined without $«Total_price» regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

6.	The amount (if any) paid for such property is: $«Total_price»
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	,
,
«Name»

The undersigned spouse of taxpayer joins in this election.

Dated:	,
,
Spouse of Taxpayer Signature